UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2017

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 15, 2017, certain Named Executive Officers of ACNB Corporation (the “Corporation”), all of whom are employed by ACNB Bank, were granted awards of restricted stock (“Variable Equity Awards”) pursuant to the ACNB Bank Variable Compensation Plan and the Corporation’s 2009 Restricted Stock Plan (the “Plans”). The form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement (the “Award Agreement”) sets forth the material terms of a Variable Equity Award including the applicable time-based vesting terms, the treatment of unvested shares of restricted stock upon termination of employment, and the forfeiture restrictions in the event the recipient’s employment with ACNB Bank is terminated.

Name	Title	Shares of Restricted Stock Awarded
James P. Helt	President & Chief Executive Officer	833.4757
David W. Cathell	Executive Vice President/Treasurer & Chief Financial Officer	751.4944
Lynda L. Glass	Executive Vice President/Secretary & Chief Governance Officer	751.4944

Subject to earlier forfeiture or accelerated vesting under circumstances described in the Award Agreement, one-third (1/3) of the recipient’s Variable Equity Award shall be 100% vested as of the date of grant, with the next one-third (1/3) 100% vested as of January 1, 2018, and the final one-third (1/3) 100% vested as of January 1, 2019.

The Variable Equity Awards are subject to the terms of the Plans and the terms of each recipient’s Award Agreement. The ACNB Bank Variable Compensation Plan, the ACNB Corporation 2009 Restricted Stock Plan, and the form of Award Agreement are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1

ACNB Bank Variable Compensation Plan effective January 1, 2014 and amended July 1, 2016. (Incorporated by reference to Exhibit 10.21 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Commission on July 29, 2016.)

99.2	ACNB Corporation 2009 Restricted Stock Plan. (Incorporated by reference to Appendix C of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 25, 2009.)

99.3	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: June 21, 2017	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer

EXHIBIT INDEX

EXHIBIT NO.

99.1

ACNB Bank Variable Compensation Plan effective January 1, 2014 and amended July 1, 2016. (Incorporated by reference to Exhibit 10.21 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed with the Commission on July 29, 2016.)

99.2	ACNB Corporation 2009 Restricted Stock Plan. (Incorporated by reference to Appendix C of the Registrant’s Proxy Statement on Schedule 14A, filed with the Commission on March 25, 2009.)

99.3	Form of ACNB Bank Variable Compensation Plan Restricted Stock Agreement.